Exhibit 8.1

List of Subsidiaries

Subsidiaries	Place of Incorporation

iKang Guobin Healthcare Group, Inc.	British Virgin Islands

iKang Zhejiang, Inc.	British Virgin Islands

iKang MRI Center, Inc.	British Virgin Islands

iKang mHealth, Inc.	British Virgin Islands

Yuanhua Healthcare Limited	Hong Kong

MediFast (Hong Kong) Limited	Hong Kong

Bayley & Jackson (China) Medical Services Limited	Hong Kong

iKang Health Cloud Technology Limited	Hong Kong

WA Centers HK Limited	Hong Kong

iKang MRI Center, Limited	Hong Kong

ShanghaiMed iKang, Inc.	People’s Republic of China

Shanghai iKang Co., Ltd.	People’s Republic of China

iKang Health Management (Zhejiang) Co., Ltd.	People’s Republic of China

Beijing Bayley & Jackson Clinic Co., Ltd.	People’s Republic of China

Yuanhua Medical Consultancy Services (Shanghai) Co., Ltd.	People’s Republic of China

iKang (Shanghai) Financing Lease Co. Ltd.	People’s Republic of China

iKang Health Cloud (Beijing) Software Co., Ltd.	People’s Republic of China

Affiliated Entities

iKang Healthcare Technology Group Co. Ltd.	People’s Republic of China

Hangzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

Shanghai Yuanhua Information Technology Co., Ltd.	People’s Republic of China

Jiandatong Health Technology (Beijing) Co., Ltd.	People’s Republic of China

Subsidiaries of Affiliated Entities

1. 100% Owned Subsidiaries

1.1 iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

1.3 Beijing Tianzhikangjian Investment Management Co., Ltd.	People’s Republic of China

1.4 Beijing iKang Guobin Lidu Clinic Co., Ltd.	People’s Republic of China

1.5 Beijing iKang Guobin Jianwai Clinic Co., Ltd.	People’s Republic of China

1.6 Beijing iKang Guobin Zhongguan Clinic Co., Ltd.	People’s Republic of China

1.7 Beijing iKang Guobin Jiuxianqiao Clinic Co., Ltd.	People’s Republic of China

1.8 Beijing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.9 Beijing iKang Guobin Xinei Clinic Co., Ltd.	People’s Republic of China

1.10 Beijing iKang Jun’an Clinic Co., Ltd.	People’s Republic of China

1.11 Beijing iKang Guobin Yayun Clinic Co., Ltd.	People’s Republic of China

1.12 Beijing iKang Guobin Baishi Clinic Co., Ltd.	People’s Republic of China

1.13 Beijing iKang Guobin Wanzhishou Clinic Co., Ltd.	People’s Republic of China

1.15 Shanghai Huajian Health Examination Management Co., Ltd.	People’s Republic of China

1.16 iKang Dental Hospital Management Co., Ltd.	People’s Republic of China

1.17 Shanghai iKang Guobin Mingmen Clinic Co., Ltd.	People’s Republic of China

1.18 Shanghai Guobin Medical Center Co., Ltd.	People’s Republic of China

1.19 Shanghai iKang Guobin Renren Clinic Co., Ltd.	People’s Republic of China

1.20 Shanghai iKang Guobin Blue Cross Clinic Co., Ltd.	People’s Republic of China

1.21 Shanghai iKang Guobin Yipin Clinic Co., Ltd.	People’s Republic of China

1.22 Shanghai iKang Guobin Zhonghuan Yipin Clinic Co., Ltd.	People’s Republic of China

1.23 Shanghai iKang Guobin Waizhitan Clinic Co., Ltd.	People’s Republic of China

1.24 Shanghai iKang Guobin Fukang Clinic Co., Ltd.	People’s Republic of China

1.25 Shanghai iKang Guobin Jianzhiwei Clinic Co., Ltd.	People’s Republic of China

1.26 Shanghai Yuanhua Clinic Co., Ltd.	People’s Republic of China

1.27 Shanghai Huajian Clinic Co., Ltd.	People’s Republic of China

1.28 Shanghai Jinxiu Huajian Clinic Co., Ltd.	People’s Republic of China

1.29 Shanghai Jinshen Huajian Clinic Co., Ltd.	People’s Republic of China

1.30 Shenzhen iKang Co., Ltd.	People’s Republic of China

1.31 Shenzhen iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.32 Shenzhen iKang Guobin Xinglin Clinic Co., Ltd.	People’s Republic of China

1.33 Shenzhen iKang Guobin Kefa Clinic Co., Ltd.	People’s Republic of China

1.34 Guangzhou iKang Guobin Health Examination Co., Ltd.	People’s Republic of China

1.35 Guangzhou iKang Guobin Huacheng Clinic (LLP)	People’s Republic of China

1.36 Nanjing Aibin Health Information Consultancy Co., Ltd.	People’s Republic of China

1.37 Nanjing iKang Guobin Xinjie Clinic Co., Ltd.	People’s Republic of China

1.38 Nanjing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.39 Nanjing iKang Jun’an TCM Clinic Co., Ltd.	People’s Republic of China

1.40 Chengdu iKang Guobin Health Examination Hospital Co., Ltd.	People’s Republic of China

1.41 Chengdu Jinjiang iKang Guobin Hongzhaobi Health Examination General Clinic Co., Ltd.	People’s Republic of China

1.42 Chengdu Gaoxin iKang Guobin Chengnan Clinic Co., Ltd.	People’s Republic of China

1.43 Chengdu iKang Guobin Ommay Health Examination Hospital Co., Ltd.	People’s Republic of China

1.44 Zhejiang Huzhou Ailikang Investment Management Co., Ltd.	People’s Republic of China

1.45 Hangzhou iKang Jun’an Clinic Co. Ltd.	People’s Republic of China

1.46 Tianjin Heping Aibin Clinic Co., Ltd.	People’s Republic of China

1.47 Tianjin Hedong District iKang Guobin Dongrun Clinic Co., Ltd.	People’s Republic of China

1.48 Tianjin Hexi District iKang Guobin Fenghui Clinic Co., Ltd.	People’s Republic of China

1.49 Chongqing Aibin Clinic Co., Ltd.	People’s Republic of China

1.50 Suzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.51 Suzhou Zhuoyue Clinic Co., Ltd.	People’s Republic of China

1.52 Jiangyin iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.53 Shenyang iKang Guobin Hospital Co., Ltd.	People’s Republic of China

1.54 Shenyang Jin Ningshan Hospital Co., Ltd.	People’s Republic of China

1.55 Shenyang Golden iKang Guobin Hospital Co., Ltd.	People’s Republic of China

1.56 Yantai iKang Guobin Hongkang Health Examination Management Co., Ltd.	People’s Republic of China

1.57 Yantai iKang Guobin Hongkang Health Management Co., Ltd.	People’s Republic of China

1.58 Tianjin Hexi District iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.59 Tianjin iKang Guobin Yuecheng Clinic Co. Ltd.	People’s Republic of China

1.60 Shanghai Wangzu Guobin Medical Center Co., Ltd.	People’s Republic of China

1.61 Beijing Bohui Clinic Co., Ltd.	People’s Republic of China

1.62 Chongqing iKang Zhuoyue Clinic Co., Ltd.	People’s Republic of China

1.63 Nanjing iKang Guobin Hedingqiao Clinic Co., Ltd.	People’s Republic of China

1.64 Foshan iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.65 Beijing iKang Guobin Baiyunlu Clinic Co., Ltd.	People’s Republic of China

1.66 Wuhan iKang Zhuoyue Clinic Co., Ltd.	People’s Republic of China

1.67 Beijing iKang Guobin Headquarter Base Clinic Co., Ltd.	People’s Republic of China

1.68 Shenyang Shenhe iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.69 Changsha iKang Zhuoyue Clinic Co., Ltd.	People’s Republic of China

1.70 Shenzhen iKang Guobin Ruikang Clinic Co., Ltd.	People’s Republic of China

1.71 Chengdu Qingyang iKang Guobin Luomashi Clinic Co., Ltd.	People’s Republic of China

1.72 Shanghai iKang Jun’an Clinic Co., Ltd.	People’s Republic of China

1.73 Guangzhou iKang Guobin Linhe Clinic Co., Ltd.	People’s Republic of China

1.74 Guanzhou iKang Jun’an Clinic Co., Ltd.	People’s Republic of China

1.75 Changsha Aibin Clinic Co., Ltd.	People’s Republic of China

1.76 Mianyang iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.77 Shenzhen iKang Guobin Hospital Management, Inc.	People’s Republic of China

1.78 Shenzhen iKang Guobin Puji Clinic Co., Ltd.	People’s Republic of China

1.79 Chengdu Gaoxin iKang Dental Clinic Co., Ltd.	People’s Republic of China

Wuhan iKang Guobin Jindun Clinic Co., Ltd.	People’s Republic of China

Yichang iKang Zhuoyue Clinic Co., Ltd.	People’s Republic of China

Chengdu Gaoxin iKang Guobin Tianyun Dental Clinic Co., Ltd.	People’s Republic of China

Nanjing iKang Guobin Binjiang Clinic Co., Ltd.	People’s Republic of China

Suzhou iKang Guobin Gaoxin Clinic Co., Ltd.	People’s Republic of China

Zhongshan iKang Guobin Clinic Co., Ltd.	People’s Republic of China

Beijing iKang Interconnection Information Tecenology Co., Ltd.	People’s Republic of China

Chongqing Aibin Xinkang Clinic Co., Ltd.	People’s Republic of China

Mianyang iKang Dental Clinic Co., Ltd.	People’s Republic of China

Yunkangda Software Techonology	People’s Republic of China

Foshan Chancheng iKang Guobin Clinic Co., Ltd.	People’s Republic of China

Beijing iKang Guobin Lize Clinic Co., Ltd.	People’s Republic of China

Hefei iKang Zhuoyue Clinic Co., Ltd.	People’s Republic of China

Fujian iKang Guobin Health Management Co., Ltd.	People’s Republic of China

Zhengzhou iKang Guobin Healthcare Technology Co., Ltd.	People’s Republic of China

Fuzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

2. Majority-Owned Subsidiaries

2.1 Shanghai iKang Jianwei Healthcare Management Co., Ltd.

- 54.44% equity interests owned by iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

2.2 Shanghai Wenzhong Clinic Co., Ltd.

- 71.15% equity interests owned by iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

2.3 Changzhou iKang Guobin Clinic Co., Ltd.

- 62.5% equity interests owned by iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

2.6 Wuxi Woshi Hongtai Biotechnology Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

2.7 Shanghai Zhenjing Hospital Management Co., Ltd.

- 100% equity interests owned by Wuxi Woshi Hongtai Biotechnology Co., Ltd.	People’s Republic of China

2.8 Shanghai Zhenjing Clinic Co., Ltd.

- 100% equity interests owned by Shanghai Zhenjing Hospital Management Co., Ltd.	People’s Republic of China

2.9 Beijing Woshi Hongtai Investment Management Consultancy Co., Ltd.

- 90% equity interests owned by Wuxi Woshi Hongtai Biotechnology Co., Ltd.	People’s Republic of China

2.10 Beijing Zhenjing Clinic Co., Ltd.

- 100% equity interests owned by Beijing Woshi Hongtai Investment Management Consultancy Co., Ltd.	People’s Republic of China

2.11 Ningxia iKang Guobin Health Examination Investment Holding Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

2.12 Yinchuan iKang Guobin Ciming Clinic (Co., Ltd.)

- 100% equity interests owned by Ningxia iKang Guobin Health Examination Investment Holding Co., Ltd.	People’s Republic of China

2.13 Beijing Tianjian Sunny Health Science and Technology Co., Ltd.

- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.	People’s Republic of China

2.14 Beijing iKang Guobin Sunny Jingchao Clinic Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.15 Beijing iKang Guobin Sunny Jingchun Clinic Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.16 Guangzhou Zhenxing Traditional Chinese Medical Clinic Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.17 Hangzhou Beige Health Management Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.18 Hangzhou iKang Guobin Wenhui Clinic Co., Ltd.

- 100% equity interests owned by Hangzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

2.19 Changsha iKang Guobin Health Consultancy Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.20 Beijing iKang Zhuoyue Jingxi Clinic Co., Ltd.

- 51% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.

- 49% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.	People’s Republic of China

2.21 Wuhan iKang Guobin Xiandai Sunny Clinic Co., Ltd.

- 100% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China

2.22 Shandong iKang Guobin Medical Examination Management Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

2.23 Yantai iKang Guobin Ciming Medical Examination Management Co., Ltd.

- 100% equity interests owned by Shandong iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.24 Weihai iKang Guobin Ciming Medical Examination Management Co., Ltd.

- 100% equity interests owned by Shandong iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.25 Weifang Kuiwen iKang Guobin Ciming Clinic Co. Ltd.

- 100% equity interests owned by Shandong iKang Guobin	People’s Republic of China

Medical Examination Management Co., Ltd.

2.26 China Physician Alliance Group, Limited

- 82% equity interests owned by iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

2.27 Jinan iKang Zhuoyue Medical Examination Management Co, Ltd.

- 100% equity interests owned by Shandong iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.28 Xi’an iKang Guobin Medical Examination Management Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

2.29 Xi’an Lianhu iKang Guobin Zhuoyue Hospital Co., Ltd.

- 100% equity interests owned by Xi’an iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.30 Xi’an Qujiang iKang Guobin Clinic Co., Ltd.

- 100% equity interests owned by Xi’an iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.31 Xi’an Weiyang iKang Guobin Clinic Co., Ltd.

- 100% equity interests owned by Xi’an iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.32 Guizhou iKang Guobin Health Technology Co., Ltd.

- 60% equity interests owned by iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

2.33 Guizhou iKang Guobin Health Examination Clinic Co., Ltd.

- 100% equity interests owned by Guizhou iKang Guobin Health Technology Co., Ltd.	People’s Republic of China

2.34 Wuhu iKang Guobin Clinic Co., Ltd.

- 60% equity interests owned by iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

2.35 Qingdao iKang Zhuoyue Health Management Co., Ltd.

- 100% equity interests owned by Shandong iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.36 Weifang Gaoxin iKang Guobin Clinic Co. Ltd.

- 100% equity interests owned by Shandong iKang Guobin Medical Examination Management Co., Ltd.	People’s Republic of China

2.37 Kaili iKang Guobin Medical Examination Management Co, Ltd.

- 100% equity interests owned by Guizhou iKang Guobin Health Technology Co., Ltd.	People’s Republic of China

2.38 Bijie iKang Guobin Medical Examination Management Co, Ltd.

- 100% equity interests owned by Guizhou iKang Guobin Health Technology Co., Ltd.	People’s Republic of China

2.39 Yinchuan iKang Guobin Clinic (Co., Ltd.)

- 100% equity interests owned by Ningxia iKang Guobin Health Examination Investment Holding Co., Ltd.	People’s Republic of China

2.40 Wuxi iKang Guobin Clinic Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

2.41 Zhenjiang iKang Guobin Clinic Co., Ltd.

- 60% equity interests owned by iKang Guobin Healthcare Group Co., Ltd.	People’s Republic of China

Hangzhou iKang Guobin Jiangnan Avenue Clinic Co., Ltd.

- 100% equity interests owned by Hangzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

IMHealthcare (Beijing) Technology Co. Ltd.

- 100% equity interests owned by Shanghai iKang Jianwei Healthcare Management Co., Ltd.	People’s Republic of China

IMHealthcare Wode(Tianjin) Medical Technology Co., Ltd.

- 99% equity interests owned by IMHealthcare (Beijing) Technology Co. Ltd.	People’s Republic of China

IMHealthcare Antai(Tianjin) Clinic Co., Ltd.

- 100% equity interests owned by IMHealthcare Wode(Tianjin) Medical Technology Co., Ltd.	People’s Republic of China

Tianjin Hexi IMHealthcare Clinic Co., Ltd.

- 100% equity interests owned by IMHealthcare (Beijing) Technology Co. Ltd.	People’s Republic of China

Shenzhen IMHealthcare Clinic Co., Ltd.

- 100% equity interests owned by IMHealthcare Wode(Tianjin) Medical Technology Co., Ltd.	People’s Republic of China

Jianwei (Wuhan) Medical Services Co., Ltd.

- 100% equity interests owned by IMHealthcare (Beijing) Technology Co. Ltd.	People’s Republic of China

Beiijng iKang Medical Examination Application Technology Co., Ltd.

- 70% equity interests owned by iKang Healthcare Technology Group Co. Ltd.	People’s Republic of China

Shanghai Yalong Daoyi Service Co., Ltd.

- 100% equity interests owned by Beijing Daoyitong Health Management Co., Ltd.	People’s Republic of China

Beijing Daoyitong Health Management Co., Ltd.

- 70% equity interests owned by iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

Beijing iKang Guobin Shunping Clinic Co., Ltd.

- 99.99% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd., 0.01% equity interests owned by iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

Duyun iKang Guobin Health Examination Co., Ltd.

- 60% equity interests owned by Guizhou iKang Guobin Health Technology Co., Ltd.	People’s Republic of China

Ningbo Haishu iKang Guobin Clinic Co., Ltd.

- 70% equity interests owned by iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

Guizhou iKang Guobin Zhuoyue Health Examination Co., Ltd.

- 100% equity interests owned by Guizhou iKang Guobin Health Technology Co., Ltd.	People’s Republic of China